UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2024

Fulcrum Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street
Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 11, 2024, Fulcrum Therapeutics, Inc., or Fulcrum, entered into a collaboration and license agreement with Genzyme Corporation, a wholly-owned subsidiary of Sanofi, or Sanofi, pursuant to which Fulcrum granted Sanofi an exclusive license under certain intellectual property rights to commercialize losmapimod, an oral small molecule for the treatment of facioscapulohumeral muscular dystrophy, or FSHD, outside of the United States.

Pursuant to a mutually agreed global development plan, Fulcrum will continue to conduct the ongoing Phase 3 clinical trial for losmapimod for the treatment of FSHD, a chronic and progressive genetic muscular disorder that is characterized by significant muscle cell death and fat infiltration into muscle tissue. Fulcrum and Sanofi will equally share global development costs. In addition to potential future activities conducted under a mutually agreed global development plan, Sanofi will also have the right to conduct certain development activities that are solely intended to support obtaining or maintaining regulatory approval outside of the United States. Fulcrum will have the sole right to manufacture for its activities under the global development plan and for commercialization in the United States and, subject to the terms of a supply agreement, Fulcrum will supply Sanofi’s clinical and commercial supply requirements of losmapimod until Sanofi elects to take over such manufacturing responsibilities.

Per the terms of the agreement, Sanofi will make an upfront payment of $80.0 million to Fulcrum. Fulcrum is also eligible to receive up to an additional $975.0 million in specified regulatory and sales-based milestones, and Sanofi will pay Fulcrum tiered royalties ranging from low-teens to mid-twenties based on Sanofi’s and any of its affiliates’ and sublicensees’ annual net sales of losmapimod outside the United States. The royalties are payable on a product-by-product basis during a specified royalty term, and may be reduced in specified circumstances.

During the term of the agreement, Fulcrum may not research, develop, manufacture, commercialize, use, or otherwise exploit any compound or product that binds or otherwise modulates p38a/b MAPK anywhere in the world, except losmapimod in the United States.

The agreement continues on a country-by-country and product-by-product basis until the last to expire royalty term for a product in a country, at which time the agreement expires with respect to such product in such country. Either party has the right to terminate the agreement if the other party has materially breached its obligations under the agreement and such breach has not been cured within the applicable cure period. Sanofi also has the right to terminate the agreement for convenience in its entirety or on a product-by-product or region-by-region (or country-by-country with respect to certain major markets) basis. Fulcrum also has the right to terminate the agreement if Sanofi terminates all bona fide material development and commercialization activities for a specified period and such cessation is not the result of certain agreed upon reasons.

The foregoing description of the terms of the agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which Fulcrum intends to file with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K are forward-looking statements, including express or implied statements regarding advancement Fulcrum’s collaboration and license agreement with Sanofi and receipt of the upfront payment thereunder; its ability to receive the milestone and royalty payments thereunder and achieve the benefits therefrom; timing of data from REACH and its ability to support submission of marketing applications for losmapimod; and Fulcrum’s ability to deliver an FDA-approved therapy for FSHD patients; among others. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Company’s ability to continue to advance its product candidates in clinical trials; initiating and enrolling clinical trials on the timeline expected or at all; obtaining and maintaining necessary approvals from the FDA and other regulatory authorities; replicating in clinical trials positive results found in preclinical studies and/or earlier-stage clinical trials of losmapimod, pociredir and any other product candidates; obtaining, maintaining or protecting intellectual property rights related to its product candidates; managing expenses; managing executive and employee turnover, including integrating a new CMO; and raising the substantial additional capital needed to achieve its business objectives, among others. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Fulcrum’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties, and other important factors, in Fulcrum’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent Fulcrum’s views as of the date hereof and should not be relied upon as representing Fulcrum’s views as of any date subsequent to the date hereof. Fulcrum anticipates that subsequent events and developments will cause Fulcrum’s views to change. However, while Fulcrum may elect to update these forward-looking statements at some point in the future, Fulcrum specifically disclaims any obligation to do so.

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2024, Fulcrum announced its financial results for the quarter ended March 31, 2024. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

99.1	Press Release issued May 13, 2024, announcing financial results for the quarter ended March 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date:	May 13, 2024	By:	/s/ Alex C. Sapir
Name: Alex C. Sapir Title: President and Chief Executive Officer